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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 October 9, 2008
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

             MICHIGAN                      0-16640                38-2606280
  (State or other jurisdiction           Commission            (I.R.S. Employer
of incorporation or organization)        File Number         Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
               (Registrant's telephone number including area code)

                                       N/A
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

     On October 9, 2008, United Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (D) EXHIBITS

          99.1 Press Release dated October 9, 2008. This Exhibit is furnished to, and not filed with, the Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       United Bancorp, Inc.
                                       (Registrant)


Date: October 9, 2008                  By: /S/ Randal J. Rabe
                                           -------------------------------------
                                           Randal J. Rabe, Executive Vice
                                           President and Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit Number   Document
--------------   --------
99.1             Press Release dated October 9, 2008. This Exhibit is furnished to, and not filed with, the Commission.


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